                                                                  EXHIBIT 10.60


                         AGREEMENT OF PURCHASE AND SALE

                         AND JOINT ESCROW INSTRUCTIONS

                        AGREEMENT OF PURCHASE AND SALE
                         AND JOINT ESCROW INSTRUCTIONS
                        ------------------------------

                               Table of Contents
                               -----------------


Paragraph
 Number                                                            Page
---------                                                          ----
  1.  Purchase and Sale...........................................  2
  2.  Purchase Price..............................................  2
  3.  Payment of Purchase Price...................................  2
  4.  Escrow......................................................  2
  5.  Condition of Title..........................................  3
  6.  Title Policy................................................  3
  7.  Conditions to Close of Escrow...............................  3
  8.  Deposits by Seller..........................................  7
  9.  Deposits by Buyer...........................................  7
  10. Costs and Expenses..........................................  8
  11. Prorations..................................................  8
  12. Disbursements and Other Actions by Escrow Holder............  9
  13. Covenants of Seller......................................... 10
  14. Seller's Representations and Warranties..................... 10
  15. Buyer's Representations and Warranties...................... 11
  16. Remedies.................................................... 12
  17. Damage or Condemnation Prior to Closing..................... 13
  18. Notices..................................................... 13
  19. Brokers..................................................... 14
  20. Legal Fees.................................................. 14
  21. Assignment.................................................. 15
  22. Indemnification............................................. 15
  23. Miscellaneous............................................... 15

SIGNATURES........................................................ 17

EXHIBITS
--------

Exhibit "A" -  Legal Description of the Land
Exhibit "B" -  Rent Roll
Exhibit "C" -  Grant Deed
Exhibit "D" -  Estoppel Certificate
Exhibit "E" -  Personal Property
Exhibit "F" -  Tenant Lease Assignment
Exhibit "G" -  Intentionally Omitted
Exhibit "H" -  Bill of Sale
Exhibit "I" -  Transferor's Certification of Non-Foreign Status
Exhibit "J" -  General Assignment Agreement
Exhibit "K" -  Copy of U.S. Marshall's Lease

                        AGREEMENT OF PURCHASE AND SALE
                         AND JOINT ESCROW INSTRUCTIONS
                        ------------------------------


          THIS AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS ("Agreement") is made and entered into as of this 10th day of July, 1997 (the "Effective Date"), by and between KILROY REALTY, L.P., a Delaware limited partnership ("Buyer"), and MISSION SQUARE PARTNERS, a California general partnership ("Seller"), with respect to the following:


                               R E C I T A L S :
                               - - - - - - - -


          A.  Seller desires to sell and convey to Buyer the following:


          1. That certain real property located in the City of Riverside, County of Riverside, State of California, commonly known as 3750 University Avenue, consisting of improved land, legally described on Exhibit "A" attached
                                                          -----------
hereto (the "Land"), together with one (1) office building located thereon, associated parking areas, and all other improvements located thereon (the "Improvements");

          2. All of Seller's interest in all rights, privileges, easements and appurtenances benefiting the Land and/or the Improvements, including, without limitation, all mineral and water rights and all easements, rights-of-way and other appurtenances used or connected with the beneficial use or enjoyment of the Land and/or the Improvements (the Land, the Improvements and all such rights, privileges, easements and appurtenances are sometimes collectively hereinafter referred to as the "Real Property");

          3. All of Seller's interest as lessor in the leases covering the Land and the Improvements (said leases, together with any and all amendments, modifications or supplements thereto, are hereinafter referred to collectively as the "Leases" and are identified in the "Rent Roll" [as defined in Paragraph 7(a)(ii)(G) hereof] attached hereto as Exhibit "B");
                                       -----------

          4. All personal property, equipment, supplies and fixtures (collectively, the "Personal Property") owned by Seller and used or useful in the operation of the Real Property which Personal Property is listed in Exhibit
                                                                        -------
"E " attached hereto; and
----

          5. All of Seller's interest in any intangible property used in connection with the foregoing, including, without limitation, all trademarks, trade names (including, without limitation, the right to use the name "Mission Square" (subject to Buyer's acknowledgment that no fictitious business name or other filing or registration has been made by Seller in connection with its use of such name)), goodwill, contract rights, warranties, guaranties, licenses, permits, entitlements, governmental approvals and certificates of occupancy which benefit the Real Property and/or the Personal Property (the "Intangible Personal Property"). The Real Property, the Personal Property, Seller's interest as lessor under the Leases and the Intangible Personal Property are sometimes collectively hereinafter referred to as the "Property."

          B. Seller's title to the Property is encumbered by a lien in favor of Metropolitan Life Insurance Company ("Metropolitan") to secure a loan from Metropolitan to Seller in the principal sum of FOURTEEN MILLION DOLLARS ($14,000,000) (the "Met Loan"). The Met Loan cannot be prepaid but may be assumed upon satisfaction of certain conditions, including, without limitation, payment of an assumption fee of one percent (1%) of the principal balance ("Assumption Fee").

          C. Seller desires to sell the Property to Buyer and Buyer desires to purchase the Property from Seller upon the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree that the terms and conditions of this Agreement and the instructions to First American Title Insurance Company ("Escrow Holder") with regard to the escrow ("Escrow") created pursuant hereto are as follows:

          1.  Purchase and Sale.  Seller hereby agrees to sell the Property to
              -----------------
Buyer, and Buyer hereby agrees to purchase the Property from Seller, upon the terms and conditions herein set forth.

          2.  Purchase Price.  The purchase price ("Purchase Price") for the
              --------------
Property shall be Twenty-Two Million Five Hundred Forty-Five Thousand and No/100 Dollars ($22,545,000.00).

          3.  Payment of Purchase Price.  The Purchase Price for the Property
              -------------------------
shall be payable by Buyer as follows:

          (a) Deposit.  Within one (1) business day following the later of the
              -------
Effective Date or Buyer's receipt of a fully executed original of this Agreement from Seller, Buyer shall deposit or cause to be deposited with Escrow Holder in cash, by a certified or bank cashier's check made payable to Escrow Holder, or by a confirmed wire transfer of funds (hereinafter referred to as "Immediately Available Funds"), the sum of Two Hundred Thousand and No/100 Dollars ($200,000.00) (the "Deposit"). Upon Escrow Holder's receipt of the Deposit, Escrow Holder shall immediately invest it in a federally insured interest bearing account inuring solely to the benefit of Buyer (subject to Seller's rights in the event of Buyer's default as provided for under this Agreement) maintained at a federally insured bank or savings and loan association acceptable to Buyer. The Deposit and all interest accrued thereon (less Five Hundred Dollars ($500.00) and one-half of any escrow cancellation fees) (hereinafter the "Refundable Deposit") shall be fully refundable to Buyer if any of the contingencies set forth in this Agreement for Buyer's benefit are not satisfied or waived by Buyer on or before the expiration of the "Contingency Period" (as defined in Paragraph 7(a)(ii) below). The Deposit shall be applied to the payment of the Purchase Price upon the "Close of Escrow" (as defined in Paragraph 4(b) below) or refunded to Buyer as above-provided or released to Seller in accordance with the provisions of Paragraph 16(a) hereof.

          (b) Assumption of Met Loan.  Upon the Close of Escrow, Buyer shall
              ----------------------
receive a credit against the Purchase Price equal to the outstanding principal balance of the Met Loan, (i) plus all accrued but unpaid interest and all other amounts payable in connection with the Met Loan, including, but not limited to, late charges and penalties, as of the Close of Escrow, but excluding the Assumption Fee and any other charges arising out of Buyer's assumption of the Met Loan (the "Met Fees"), and (ii) less the balance of all outstanding impounds and other accounts then held by Metropolitan as additional security for the Met Loan. Seller shall assign its interest in all such impounds and other accounts to Buyer upon the Close of Escrow. Prior to signing this Agreement, Seller has provided to Buyer the documents evidencing and securing the Met Loan (the "Met Loan Documents"). Buyer shall complete, sign and submit all applications and information reasonably requested by Metropolitan to process a request for assumption of the Met Loan by buyer. All such applications and submission shall be prepared and submitted at buyer's sole cost and expense. Seller shall cooperate with buyer in pursuing approval provided seller shall not be responsible for incurring or paying any out-of-pocket expenses in connection with such cooperation. Buyer shall not be obligated to pay the met fees until the close of escrow. At no time will seller be obligated to pay the met fees.

          (c) Closing Funds.  No later than the closing date, buyer shall
              -------------
deposit or cause to be deposited with escrow holder, in cash, by a certified or bank cashier's check made payable to escrow holder or by a confirmed wire transfer of funds, the balance of the purchase price, plus or minus buyer's share of closing costs, prorations and charges payable pursuant to this agreement.

          4.  Escrow.
              ------

          (a) Opening of Escrow.  For purposes of this Agreement, the Escrow
              -----------------
shall be deemed opened on the date Escrow Holder shall have received a fully executed original or originally executed counterparts of this Agreement from both Buyer and Seller and the Deposit (such date being referred to hereinafter as the "Opening of Escrow"). Escrow Holder shall notify Buyer and Seller in writing of the date Escrow is opened. Buyer and Seller agree to execute, deliver and be bound by any reasonable or customary supplemental escrow instructions of Escrow Holder or other instruments as may reasonably be required by Escrow Holder in order to consummate the transaction contemplated by this Agreement. Any such supplemental instructions shall not conflict with, amend or supersede any portions of this Agreement. To the extent of any conflict or inconsistency between such supplemental instructions and this Agreement, this Agreement shall control.

          (b) Close of Escrow.  For purposes of this Agreement, the "Close of
              ---------------
Escrow" shall be the date that the grant deed, the form of which is attached hereto as Exhibit "C" (the "Grant Deed"), conveying the Real Property to Buyer,
          -----------
is recorded in the Official Records of Orange County, California (the "Official Records"). Unless extended in writing by Buyer and Seller or unless extended pursuant to the terms and provisions of Paragraph 7(a)(ii) hereof, the Close of Escrow shall occur on or before fourteen (14) days after the last day of the Contingency Period (the "Closing Date"). Seller shall deliver possession of the Property to Buyer upon the Close of Escrow, subject only to the "Approved Condition of Title" (as defined in Paragraph 5 below).

          5.  Condition of Title.  It shall be a condition to the Close of
              ------------------
Escrow for Buyer's benefit that title to the Real Property be conveyed to Buyer by Seller by the Grant Deed subject only to the following approved condition of title ("Approved Condition of Title"):

          (a) liens securing payment of any general or special real estate taxes, and assessments and personal property taxes not delinquent;

          (b) all liens securing the Met Loan and those additional documents required by Metropolitan to be recorded in connection with the assumption of the Met Loan by Buyer;

          (c) the lien of supplemental taxes assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code ("Code"), but only to the extent that such supplemental taxes are attributable to the transaction contemplated by this Agreement. Seller shall be responsible for, and shall indemnify, protect, defend (with counsel chosen by Buyer) and hold harmless Buyer and the Real Property from and against any and all supplemental taxes assessed pursuant to the Code, to the extent that such taxes relate to events (including, without limitation, any changes in ownership and/or new construction) occurring prior to the Close of Escrow and which are payable for periods occurring solely prior to the Close of Escrow;

          (d) matters affecting the Real Property created, directly or indirectly, by Buyer; and

          (e) exceptions which are disclosed by the Report and all the Surveys described in Paragraph 7(a)(i) hereof and which are approved or deemed approved by Buyer in accordance with such Paragraph 7(a)(i); and

          (f) all standard exclusions to the "Title Policy" (as defined in Paragraph 6 below);

          (g) all Leases disclosed to Buyer in accordance with Paragraph 7(a)(ii) below.

          Seller covenants and agrees that during the term of the Escrow, it will not cause or expressly permit title to the Real Property to differ from the Approved Condition of Title described in this Paragraph 5 other than for notices of non-delinquent pending tax or assessment filed by any governmental agency. Any liens, encumbrances, encroachments, easements, restrictions, conditions, covenants, rights, rights-of-way or other matters affecting the Approved Condition of Title which may appear of record or be revealed after the date of the Report described in Paragraph 7(a)(i) below ("Additional Title Matters") shall also be subject to Buyer's approval as a condition to the Close of Escrow for Buyer's benefit. Buyer shall notify Seller of its approval or disapproval of each Additional Title Matter within five (5) business days after Buyer receives written notice of the same. Any additional Title Matters which are caused or expressly permitted to be caused by Seller shall be eliminated or ameliorated by Seller to Buyer's satisfaction prior to the Close of Escrow as a condition to the Close of Escrow for Buyer's benefit.

          6.  Title Policy.  It shall be a condition to the Close of Escrow for
              ------------
Buyer's benefit (which Buyer may waive in its sole and absolute discretion) that the "Title Company" (as defined in Paragraph 7(a)(i) hereof) issue its ALTA Extended Coverage (Form B-1970) Owner's Policy of Title Insurance ("Title Policy") in the amount of the Purchase Price, showing title to the Real Property vested in Buyer, subject only to the Approved Condition of Title and with title endorsements reasonably requested by Buyer.

          7.  Conditions to Close of Escrow.
              -----------------------------

          (a) Conditions to Buyer's Obligations.  The Close of Escrow and
              ---------------------------------
Buyer's obligation to consummate the transaction contemplated by this Agreement are subject to the satisfaction of the following conditions (or Buyer's written waiver thereof, it being agreed that Buyer may waive in writing any or all of such conditions) for Buyer's benefit on or prior to the dates designated below for the satisfaction of such conditions. In the event Buyer timely terminates this Agreement and the Escrow due to the nonsatisfaction of any such conditions, in strict accordance with Paragraph 7(c) below, then Buyer shall be entitled to the immediate return of the Refundable Deposit and all interest accrued thereon:

          (i) Title.  Buyer shall have approved the legal description of the
              -----
Land and any matters of title as disclosed by the following documents (collectively, the "Title Documents") which are to be prepared at Buyer's sole cost and expense: (A) a standard preliminary title report dated on or after the date of this Agreement issued by First American Title Insurance Company (the "Title Company") with respect to the Real Property, as such report may be amended or supplemented from time to time to reflect additional title matters or survey exceptions (the "Report"); (B) legible copies of all documents, whether recorded or unrecorded, referred to in the Report; (C) a color-coded map plotting all easements disclosed by the Report; and (D) an ALTA as-built survey of the Real Property prepared by a licensed engineer or surveyor acceptable to Buyer in Buyer's sole and absolute discretion (the "Survey"). Buyer agrees to cause a copy of the Title Documents to be delivered to Seller at least five (5) days prior to expiration of the Contingency period.

          Buyer shall have until 5:00 p.m. Pacific Time on the date that is thirty (30) days after the Effective Date (the "Title Approval Date") to give Seller and Escrow Holder written notice ("Buyer's Title Notice") of Buyer's disapproval or conditional approval of the legal description or any matters shown in or disclosed by the Title Documents.

          The failure of Buyer to give Buyer's Title Notice on or before the Title Approval Date shall be deemed to constitute Buyer's approval of the respective matters relating thereto. If Buyer disapproves or conditionally approves any of the foregoing matters, Seller may, within five (5) days after its receipt of Buyer's Title Notice, elect to eliminate or ameliorate to Buyer's sole and absolute satisfaction such disapproved or conditionally approved matters. Within such five (5) day period ("Seller's Title Notice Period"), Seller shall give Buyer written notice (which shall hereinafter be referred to as "Seller's Title Notice") of those disapproved or conditionally approved matters, if any, which Seller covenants and agrees to either eliminate from the Title Policy as exceptions to title to the Property or to ameliorate to Buyer's sole and absolute satisfaction by the Closing Date as a condition to the Close of Escrow for Buyer's benefit. If Seller does not elect in Seller's Title Notice to eliminate or ameliorate any disapproved or conditionally approved matters as provided above or fails to timely deliver Seller's Title Notice, or if Buyer disapproves, in Buyer's sole and absolute discretion, Seller's Title Notice, then Buyer shall have the right, by a writing delivered to Seller and Escrow Holder within five (5) Business Days after the last day of Seller's Title Notice Period, to (A) waive its prior disapproval, in which event said disapproved matter(s) shall be deemed approved, or (B) terminate this Agreement and the Escrow created pursuant hereto in accordance with Paragraph 7(c) below. If Seller fails to timely deliver Seller's Title Notice, then Seller will be deemed to have elected to not eliminate or ameliorate any disapproved or conditionally approved matters set forth in Buyer's Title Notice. Notwithstanding anything to the contrary contained in this Agreement, Buyer hereby disapproves all liens evidencing monetary encumbrances (other than liens for general and special non-delinquent real property taxes and assessments and liens securing the Met Loan) and Seller agrees to cause all such liens to be eliminated at Seller's sole cost and expense (including all prepayment penalties and charges) prior to or concurrently with the Close of Escrow.

          (ii) Review and Approval of Documents and Materials.  Prior to the
               ----------------------------------------------
signing of this Agreement, Seller has delivered to Buyer the documents and materials respecting the Property set forth below (the "Documents and Materials"). From the Effective Date until 5 p.m. Pacific Time on that date ("Contingency Date") that is forty-five (45) days after the Effective Date (the "Contingency Period"), Buyer shall have the right to review and approve or disapprove, in its sole and absolute discretion, any or all of the Documents and Materials and any other documents affecting or relating to the Property. Seller shall have no liability for the quality, accuracy or completeness of any Documents and Materials provided to Buyer which were prepared by third parties. The failure of Buyer to disapprove any of the Documents and Materials on or before the expiration of the Contingency Period shall be deemed to constitute Buyer's approval thereof.

          (A) Agreements.  Legible copies of any maintenance contracts, service
              ----------
contracts, and any other contracts or agreements affecting or relating to the leasing, ownership, operation, maintenance, construction or development of the Property, which are (i) in Seller's possession; and (ii) require more than thirty (30) days to terminate (collectively, the "Contracts");

          (B) Personal Property Agreements.  A copy of any warranties or
              ----------------------------
guaranties applicable to the Personal Property listed in Exhibit "E" and copies
                                                         -----------
of any and all security instruments or leases which affect or limit Seller's interest in the Personal Property;

          (C) Leases.  True, correct and complete copies of any and all Leases
              ------
and all amendments thereto, and copies of any and all documents, agreements and other writings referenced therein affecting the Leases (including, without limitation, lease guaranties and tenant improvement contracts), as well as copies of any letters of intent or other correspondence, pending lease agreements, or the like, which relate to any potential leases with respect to the Real Property. Seller shall also deliver to Buyer any and all financial information concerning the lessees under the Leases which are in Seller's possession;

          (D) Rent Roll.  The "Rent Roll" prepared as of the second business day
              ---------
before Seller's execution of this Agreement and attached hereto as Exhibit "B".
                                                                   -----------
During the term of this Agreement, Seller shall provide to Buyer an updated Rent Roll and Delinquency Report (as defined below) within three (3) business days following written request, but not more often than weekly:

          (E) Schedule of Income and Expenses.  A schedule reflecting all income
              -------------------------------
generated by or from the property or from the use of all or any portion of the property and reflecting any and all expenses for the ownership, operation, maintenance and repair of the property for the full calendar years of 1995 and 1996 and for the calendar year 1997 up to and including the last day of May, 1997, which schedule shall include, without limitation, the following:


          (1) annual insurance premiums for all forms of coverage;

          (2) real property taxes and assessments;

          (3) utility charges, management fees, maintenance and repair costs;

          (4) any and all other costs and expenses incurred in connection with the ownership, operation, maintenance and repair of the Property; and


          (F) Delinquency Reports.  Complete copies of all aged delinquency
              -------------------
reports for the months of August, 1996 through and including May, 1997, which sets forth the names of all Lessees that were delinquent during such time period in the payment of any amounts owing pursuant to any of the Leases, together with the amounts and the period of such delinquencies;

          (G) Plans and Reports.  Building plans, structural engineering reports
              -----------------
and other materials concerning the physical condition of the Property which are in Seller's possession.

          (H) Miscellaneous.  Buyer shall be provided with access to Seller's
              -------------
files and documents pertaining to the Property, and its management, which Seller has located in its offices located at 2524 Santiago Boulevard, Orange, California 92667. Such files and documents shall be made available to Buyer during regular business hours, upon no less than one business day's prior notice.

          (iii)  Inspections and Studies.  On or before the expiration of the
                 -----------------------
Contingency Period, Buyer shall have the right to approve or disapprove, in Buyer's sole and absolute discretion, any aspect of the Property, including, but not limited to the results of any and all inspections, investigations, tests and studies, including, without limitation, investigations with regard to zoning, building codes and other governmental regulations, architectural inspections, engineering tests, economic feasibility studies and soils, seismic and geologic reports, as well as toxic and environmental reports with respect to the Property, inspections of all or any portion of the Improvements (including, without limitation, structural, mechanical and electrical systems, roofs, pavement, landscaping and public utilities), and any other physical inspections and/or investigations as Buyer may elect to make or obtain. The failure of Buyer to disapprove said results on or prior to the expiration of the Contingency Period shall be deemed to constitute Buyer's approval thereof. As additional consideration to Seller, if Buyer elects to terminate this Agreement, Buyer shall deliver to Seller, within five (5) days of Buyer's election to terminate, correct and complete copies of all reports, studies and investigations prepared by Buyer's consultants which concern the physical condition of the Property. Seller acknowledges that Buyer makes no representation or warranty as to the accuracy of any information contained in such materials. Prior to any entry upon the Property by Buyer's agents, contractors, subcontractors or employees, Buyer shall deliver to Seller evidence reflecting Buyer's commercial general liability insurance policy which evidences that Buyer is carrying a commercial general liability insurance policy with a financially responsible insurance company covering the activities of Buyer, and Buyer's agents, contractors, subcontractors and employees on or upon the Property and naming Seller as additional insured, with an agreement not to cancel such coverage without at least ten (10) days' prior written notice to Seller. Such evidence shall reflect that the insurance policy has a per occurrence limit of at least One Million Dollars ($1,000,000).

          During the term of this Escrow, upon no less than one (1) day's prior notice to Seller identifying the proposed time of entry and naming the consultants intending to enter, Buyer, its agents, consultants, contractors and subcontractors shall have the right upon compliance with the insurance, prior notice, indemnity and other provisions of this Agreement to enter upon the Property (subject to the Leases) to conduct or make any and all inspections and tests (including, without limitation, environmental assessments of the Real Property) as may be necessary or desirable in Buyer's sole and absolute discretion. Buyer hereby indemnifies and holds Seller and the Property harmless from and against any and all costs, losses, damages, liabilities, claims and expenses arising out of or resulting from such entry by Buyer and its agents, consultants, contractors and subcontractors. In addition, Buyer agrees to review and comply with all requirements arising under the Leases.

          (iv) Representations, Warranties and Covenants of Seller.  Seller
               ---------------------------------------------------
shall have duly performed each and every covenant and agreement to be performed by Seller pursuant to this Agreement and Seller's representations, warranties and covenants set forth in Paragraph 14 hereof shall be true and correct as of the Closing Date.

          (v) No Material Changes.  At the Closing Date, there shall have been
              -------------------
no material adverse changes in the physical or financial condition of the Property from and after the Opening of Escrow.

          (vi) Rent Roll.  The Rent Roll, as updated to the Closing Date,
               ---------
certified as to its accuracy and executed by Seller, does not materially differ from the Rent Roll delivered by Seller to Buyer pursuant to Paragraph 7(a)(ii) hereof.

          (vii)  Tenant Estoppel Certificates.  Buyer shall have received
                 ----------------------------
estoppel certificates (collectively, "Estoppel Certificates" and individually, an "Estoppel Certificate") satisfactory to Buyer, which Seller shall use its best efforts to obtain, duly executed by tenants occupying at least ninety percent (90%) of the rentable area of the Property, and to be dated not earlier than thirty (30) days prior to the Closing Date. The Estoppel Certificates shall be in the form of, and upon the terms contained in, Exhibit "D" attached
                                                          -----------
hereto, with such modifications as may be required to satisfy the requirements of Metropolitan in connection with the Buyer's assumption of the Met Loan and with modifications for any particular Lessee as may be reasonably requested by Buyer no less than twenty (20) days prior to the Close of Escrow. Seller shall deliver the original executed Estoppel Certificates to Buyer no later than five
(5) business days prior to the Closing Date. Buyer's failure to disapprove each executed Estoppel Certificate within three (3) business days of receipt shall be deemed to constitute Buyer's approval thereof.

          (viii)  Seller's Performance.  Seller shall have duly and timely
                  --------------------
performed all obligations and made all deposits with Escrow Holder required of Seller pursuant to the provisions of this Agreement.

          (ix) Leases.  As of the Close of Escrow, all of the Leases approved by
               ------
Buyer pursuant to Paragraph 7(a)(ii) hereof shall be in full force and effect and shall not have been modified or amended without Buyer's prior written consent.

          (b) Conditions to Seller's Obligations.  For the benefit of Seller,
              ----------------------------------
the Close of Escrow and Seller's obligation to sell the Property to Buyer are subject to the satisfaction of the following conditions:


          (i) Met Loan.  As of the Close of Escrow, Metropolitan shall have
              --------
approved and the parties shall have executed and delivered all documents and satisfied all conditions to Metropolitan's approval of Buyer's assumption of the Met Loan;

          (ii) Buyer's Performance.  Buyer shall have duly and timely performed
               -------------------
all of the obligations required by the terms of this Agreement to be performed by Buyer (or Seller's waiver thereof, it being agreed that Seller may waive such condition) and Buyer's representations, warranties and covenants set forth in Paragraph 14(b) hereof shall be true and accurate as of the Closing Date.


          (c) Termination by Buyer on Failure of Condition.  If Buyer elects to
              --------------------------------------------
terminate this Agreement due to the failure of a condition set forth in this Paragraph 7, Buyer shall have the right to terminate this Agreement and have the Refundable Deposit, returned only if Buyer delivers a Termination Notice and instructions to cancel the Escrow to Seller and Escrow Holder within the time period expressly set forth for such condition in this Paragraph 7. A "Termination Notice" shall mean a written notice from Buyer to Seller and Escrow Holder identifying the condition disapproved, Buyer's election to terminate this Agreement and the Escrow and Buyer's advice on when all Documents and Materials provided by Seller or Seller's broker to Buyer and all third-party inspections and reports received by Buyer during its investigations (collectively, "Returned Materials") will be returned or delivered to Seller. Buyer's right to purchase the Property shall unconditionally terminate upon delivery of a Termination Notice. Buyer and Seller shall each execute such instructions as Escrow Holder may reasonably require to terminate the Escrow. Seller shall direct Escrow Holder to return the Refundable Deposit to Buyer promptly following Seller's receipt of the Termination Notice and instructions to cancel the Escrow from Buyer. Following mutual execution of the cancellation instructions and the return to Buyer of the Refundable Deposit, neither party shall have any further obligation to the other under this Agreement, except for Buyer's indemnity of Seller with respect to Buyer's entry in accordance with Paragraph 7(a)(iii) above, Buyer's obligation to deliver the Returned Materials to Seller, and the parties' obligations under Paragraphs 20 and 22 of this Agreement.

          8.  Deposits by Seller.  At least one (1) business day prior to the
              ------------------
Close of Escrow, Seller shall deposit or cause to be deposited with Escrow Holder the following documents and instruments:

          (a) Grant Deed.  The Grant Deed conveying the Real Property to Buyer,
              ----------
duly executed as appropriate by Seller, acknowledged and in recordable form in the form attached hereto as Exhibit "C";
                            -----------
          (b) Leases.  The original Leases and lease guaranties and financial
              ------
information and any letters of intent, pending lease agreements, or the like, which relate or potentially relate to any space leases of the Improvements and which have been approved by Buyer in accordance with Paragraph 7(a) hereof;

          (c) Tenant Lease Assignment.  Tenant Lease Assignment ("Assignment of
              -----------------------
Leases"), duly executed by Seller, in the form attached hereto as Exhibit "F",
                                                                  -----------
pursuant to which Seller shall assign to Buyer all of Seller's right, title and interest in and to the Leases;

          (d) Bill of Sale.  Bill of Sale ("Bill of Sale"), duly executed by
              ------------
Seller, in the form attached hereto as Exhibit "H", conveying all of Seller's
                                       -----------
right, title and interest in and to the Personal Property;

          (e) Rent Roll.  The Rent Roll, updated as of the Close of Escrow,
              ---------
certified as to its accuracy and executed by Seller, together with a list of Lessees whose rent and/or other charges is/are past due as of such date;

          (f) Tenant Letter.  A letter signed by Seller, addressed to each of
              -------------
the Lessees under the Leases advising the Lessees of the sale herein to Buyer, the transfer of the security deposits, if any, to Buyer and directing that all future rent payments and other charges are to be forwarded to Buyer at an address to be supplied by Buyer;

          (g) Transferor's Certification of Non-Foreign Status.  The
              ------------------------------------------------
Transferor's Certification of Non-Foreign Status in the form attached hereto as Exhibit "I", duly executed by Seller ("Firpta Certificate");
-----------

          (h) Withholding Exemption Certificate.  A Withholding Exemption
              ---------------------------------
Certificate, California Form 590, certifying that Seller is exempt from withholding under California law due to the fact that Seller resides or has a permanent place of business in California ("Form 590");

          (i) Permits, Entitlements and the Like.  Any and all building and
              ----------------------------------
development permits, certificates of occupancy, utility will serve letters, use permits and other governmental approvals and/or entitlements relative to the Property which are in Seller's possession;

          (j) General Assignment.  General Assignment ("General Assignment"),
              ------------------
duly executed by Seller, in the form attached herein as Exhibit "J", conveying
                                                        -----------
all of Seller's right, title and interest in and to the Intangible Personal Property; and

          (k) Other Instruments.  Such other instruments and documents as
              -----------------
are described in Paragraph 22(b) herein.

          9.  Deposits by Buyer.  No later than the Closing Date, Buyer shall
              -----------------
deposit or cause to be deposited with Escrow Holder the funds which are to be applied towards the payment of the

Purchase Price in the amounts and at the times designated in Paragraph 3 above (as reduced by the prorations and credits hereinafter provided). In addition, Buyer shall deposit with Escrow Holder prior to the Close of Escrow the following documents and instruments:

               (a) Met Loan Assumption Documents.  The Assumption Documents duly
                   -----------------------------
executed and notarized by Buyer, and the Met Fees (as defined in Paragraph 3(b) hereof);

               (b) Assignment of Leases.  Counterpart of the Assignment of
                   --------------------
Leases, duly executed by Buyer;

               (c) General Assignment.  Counterpart of the General Assignment,
                   ------------------
duly executed by Buyer; and

               (d) Other Instruments.  Such other instruments and documents as
                   -----------------
are described in Paragraph 23(b) herein.

          10.  Costs and Expenses.  The cost and expense of the CLTA portion of
               ------------------
the Title Policy shall be paid by Seller, and Buyer shall pay for the ALTA portion thereof. The escrow fee of Escrow Holder shall be shared equally by Seller and Buyer. Seller shall pay all documentary transfer taxes payable in connection with the recordation of the Grant Deed. Buyer shall pay the Met Fees. Buyer and Seller shall pay, respectively, the Escrow Holder's customary charges to buyers and sellers for document drafting, recording and miscellaneous charges. If, as a result of no fault of Buyer or Seller, Escrow fails to close, Buyer and Seller shall share equally all of Escrow Holder's fees and charges.

          11.  Prorations.  The following prorations between Seller and Buyer
               ----------
shall be made by Escrow Holder computed as of the Close of Escrow:

          (a) Taxes.  Real and personal property taxes and assessments on the
              -----
Property shall be prorated on the basis that Seller is responsible for (i) all such taxes for the fiscal year of the applicable taxing authorities occurring prior to the "Current Tax Period" (as hereinafter defined) and (ii) that portion of such taxes for the Current Tax Period determined on the basis of the number of days which have elapsed from the first day of the Current Tax Period to the Close of Escrow, inclusive, whether or not the same shall be payable prior to the Close of Escrow. The phrase "Current Tax Period" refers to the fiscal year of the applicable taxing authority in which the Close of Escrow occurs. In the event that as of the Close of Escrow the actual tax bills for the year or years in question are not available and the amount of taxes to be prorated as aforesaid cannot be ascertained, then rates and assessed valuation of the previous year, with known changes, shall be used, and when the actual amount of taxes and assessments for the year or years in question shall be determinable, then such taxes and assessments will be reprorated between the parties to reflect the actual amount of such taxes and assessments.

          (b) Rentals.  Rentals and other payments payable by tenants,
              -------
licensees, concessionaires and other persons using or occupying the Property or any part thereof, if any, for or in connection with such use or occupancy (including, without limitation, fixed monthly rentals, additional rentals, percentage rentals, escalation rentals, retroactive rentals, operating cost pass-throughs, common area maintenance charges, and other sums and charges payable by the Lessees under the Leases [collectively, "Rentals"]) shall be prorated as of the Close of Escrow. All Rentals owing for the calendar month in which the Close of Escrow occurs shall be prorated between Seller and Buyer as of the Close of Escrow, regardless of whether such Rentals have been collected and regardless of whether the Rentals for such period are in arrears or are payable in arrears pursuant to the lease terms as of the Close of Escrow (Seller shall receive a credit for Rentals payable in arrears).

          (i) Delinquent Rentals. Rentals are delinquent when payment thereof is due on or prior to the Close of Escrow but has not been made by the Close of Escrow. Delinquent rentals shall be prorated between Buyer and Seller as of the Close of Escrow. Buyer shall have the right to collect any delinquent rentals, but shall not have the obligation to do so. After the Close of Escrow, Seller shall not take any action against a Lessee owing delinquent rentals. Seller shall not be entitled to any rentals received from Lessees after the Close of Escrow unless such Lessees are current in their rental obligations for periods occurring from and after the Close of Escrow. Delinquent rentals collected by the Buyer, net of the costs of collection (including attorneys' fees), shall be applied first against any amount currently due and then to amounts most recently overdue. For purposes hereof, "amounts currently due" shall include amounts which would be due for a month which is to commence within ten (10) days after receipt of such amounts. Buyer agrees that any payments due to Seller as a result of collected delinquent rentals shall be payable upon receipt thereof.

          (c) Security Deposits.  Buyer shall be credited and Seller shall be
              -----------------
charged with any security deposits and advanced rentals in the nature of security deposits made by the Lessees under the Leases, if any. Buyer shall also be credited and Seller shall be charged for all operating cost pass-throughs paid by such tenants and held by Seller in reserve for the benefit of the tenants for the repair and/or improvement of the Property. Seller hereby agrees that it will not during the term of this Escrow or upon the Close of Escrow apply any security deposits toward any delinquent rental payments, or any other amounts, due under any Leases which do not expire by their terms prior to the Close of Escrow.

          (d) Operating Expenses.  All utility service charges for electricity,
              ------------------
heat and air conditioning service, other utilities, elevator maintenance, common area maintenance, taxes other than real estate taxes such as rental taxes, other expenses incurred in operating the Property that Seller customarily pays, and any other costs incurred in the ordinary course of business or the management and operation of the Property, shall be prorated on an accrual basis. If such bills are not available as of the Close of Escrow, the parties shall prorate the same after the Closing Date, when such bills are received. Seller shall pay all such expenses that accrue prior to the Close of Escrow, and Buyer shall pay all such expenses accruing on the Close of Escrow and thereafter. Seller and Buyer shall obtain billings and meter readings as of the Close of Escrow to aid in such prorations. The parties' obligations under this Paragraph 11(d) shall survive the Close of Escrow.

          (e) Commissions.  Seller shall pay in full all leasing commissions
              -----------
with respect to the Leases entered into as of or prior to the Effective Date without contribution or proration from Buyer, and Seller hereby indemnifies and holds Buyer harmless from any claims respecting the same. Buyer shall pay in full all leasing commissions with respect to Leases entered into after the Effective Date without contribution or proration from Seller, and Buyer hereby indemnifies and holds Seller harmless from any claims respecting the same. The obligations of the parties under this Paragraph 11(e) shall survive the recording of the Grant Deed and the Close of Escrow. Buyer hereby acknowledges and agrees that Buyer has consented to that certain proposed lease with the U.S. Marshal's Office (the "U.S. Marshal's Lease") a copy of which is attached hereto as Exhibit "K" and agrees to pay any reasonable brokerage commissions owed by
   -----------
Seller in connection with that lease.

          (f) Tenant Improvements.  All tenant improvements (including labor and
              -------------------
materials) which are performed or contracted for by Seller at or prior to the Effective Date will be paid by the Seller, without contribution or proration from Buyer, and Seller hereby indemnifies and holds Buyer and the Property harmless from any claims respecting same. All tenant improvements (including labor and material) which are to be performed by Seller under any Lease executed after the Effective Date will be paid for by Buyer, without contribution or proration from Seller, provided that this Agreement is consummated and Buyer acquires the Property from Seller, and Buyer hereby indemnifies and holds Seller harmless from any Claims respecting the same. The obligations of the parties under this Paragraph 11(f) shall survive the recording of the Grant Deed and the Close of Escrow. Buyer agrees to pay for the cost of any tenant improvements required under the U.S. Marshall's Lease in an amount not to exceed One Thousand Seven Hundred and Fifty Dollars ($1,750.00).

At least three (3) business day prior to the Close of Escrow, the parties shall agree upon all of the prorations to be made and submit a statement to Escrow Holder setting forth the same. In the event that any prorations, apportionments or computations made under this Paragraph 11 shall require final adjustment, then the parties shall make the appropriate adjustments promptly when accurate information becomes available and either party hereto shall be entitled to an adjustment to correct the same. Any corrected adjustment or proration shall be paid in cash to the party entitled thereto.

          12.  Disbursements and Other Actions by Escrow Holder.  Upon the Close
               ------------------------------------------------
of Escrow, Escrow Holder shall promptly undertake all of the following in the following manner:

          (a) Prorations.  Prorate all matters referenced in Paragraph 11(a),
              ----------
(b), (c) and (d) to the extent such prorations can be made as of the Close of Escrow, based upon the statement delivered into Escrow signed by the parties;

          (b) Recording.  Cause the Grant Deed (with documentary transfer tax
              ---------
information to be affixed after recording) and any other documents which the parties hereto may mutually direct, to be recorded in the Official Records in the order directed by the parties;

          (c) Funds.  Disburse from funds deposited by Buyer with Escrow Holder
              -----
towards payment of all items (including, without limitation, the Purchase Price and the Met Fees) chargeable to the account of Buyer pursuant hereto in payment of such costs and disburse the balance of such funds, if any, to Buyer;

          (d) Documents to Seller.  Deliver to Seller counterparts of the
              -------------------
Assignment of Leases and the General Assignment executed by Buyer;

          (e) Documents to Buyer.  Deliver to Buyer originals of the Leases, the
              ------------------
Bill of Sale, the Firpta Certificate, the Form 590, and counterparts of the Assignment of Leases and the General Assignment appropriately executed by Seller, the approved form of letter described in Paragraph 8(h) above addressed to the Lessees advising them of this transaction and any other documents which are to be delivered to Buyer hereunder, and, when issued, the Title Policy; and

          (f) Title Policy.  Direct the Title Company to issue the Title
              ------------
Policy to Buyer.

          13.  Covenants of Seller.  Seller hereby covenants with Buyer, as
               -------------------
follows:

          (a) From and after the date of this Agreement, Seller shall not, without the prior written consent of Buyer, which consent Buyer may withhold in its sole and absolute discretion, enter into any lease, rental agreement, maintenance contract, service contract, listing agreement or any other contract affecting or relating to the Property or any portion thereof which will survive the Close of Escrow or will otherwise affect the use, operation or enjoyment of the Property after the Close of Escrow. Buyer shall respond to any such request for its consent within three (3) business days after receipt of such request from Seller, and if Buyer fails to respond within three (3) business days, Buyer shall be deemed to have given its approval. Subject to the limitation set forth in Paragraph 11(f) hereof, Buyer acknowledges that it has approved the U.S. Marshal's Lease;

          (b) All insurance policies carried by Seller with respect to the Property and in effect as of the date of this Agreement shall remain continuously in full force and effect from the date of this Agreement through the day upon which the Close of Escrow occurs;

          (c) From and after the date of this Agreement, Seller shall not amend, modify, alter or supplement any Lease which is approved by Buyer pursuant to Paragraph 7(a) hereof;

          (d) From the date of this Agreement until the Close of Escrow, Seller shall (i) continue to operate and manage the Property in the same manner as prior to signing the Agreement and shall maintain the Property in good condition, repair and working order, and (ii) perform when due, and otherwise comply with, all of Seller's obligations and duties under the Leases. None of the Personal Property shall be removed from the Real Property, unless replaced by unencumbered personal property of equal or greater utility and value. All Personal Property and Intangible Personal Property shall be conveyed to Buyer by Seller at the Close of Escrow free from any liens, encumbrances or security interests of any kind or nature;

          (e) After the date of this Agreement, Seller shall not alienate, lien, encumber or otherwise transfer all or any portion of the Property (other than to Buyer at the Close of Escrow) except as provided in Paragraph 13(a) above;

          (f) Seller shall promptly notify Buyer of any change in any condition with respect to the Property or of any event or circumstance which makes any representation or warranty of Seller to Buyer under this Agreement materially untrue or misleading, and of any covenant of Seller under this Agreement which Seller will be incapable of performing or less likely to perform.

          14.  Seller's Representations and Warranties.  In consideration of
               ---------------------------------------
Buyer entering into this Agreement and as an inducement to Buyer to purchase the Property, Seller makes the following covenants, representations and warranties, each of which is material and is being relied upon by Buyer (and the continued truth and accuracy of which shall constitute a condition precedent to Buyer's obligations hereunder). To the "actual knowledge" of Seller, as used in this Paragraph 14, means the actual, current knowledge of Thomas C. Parker as of the date of this Agreement without investigation or inquiry.

          (a) Representations Regarding Seller's Authority.
              --------------------------------------------

          (i) Seller has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated hereby;

          (ii) All requisite action (corporate, trust, partnership or otherwise) has been taken by Seller in connection with the entering into this Agreement, the instruments referenced herein, and the consummation of the transaction contemplated hereby. No consent of any partner, shareholder, trustee, trustor, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party is required; and

          (iii) The individuals executing this Agreement and the instruments referenced herein on behalf of Seller and the partners of Seller, if any, have the legal power, right, and actual authority to bind Seller to the terms and conditions hereof and thereof.

          (b) Threatened Actions.  To seller's actual knowledge, there are no
              ------------------
pending or threatened actions, suits, arbitrations, claims or proceedings, at law, in equity or otherwise, affecting, all or any portion of the Property or in which Seller is a party by reason of Seller's ownership of the Property;

          (c) Compliance with Law.  Seller has not received notice of any
              -------------------
alleged violation of any applicable laws, ordinances, rules, requirements, regulations, building codes and environmental rules from any governmental agency, body or subdivision thereof bearing on the Property or the construction of the Improvements;

          (d) Contracts.  To Seller's actual knowledge, there are no maintenance
              ---------
contracts, service contracts or agreements or any other contracts (whether oral or written) affecting or relating to the Real Property which will survive the Close of Escrow. At the Close of Escrow, there will be no outstanding contracts entered into by Seller for the construction or repair of any Improvements which have not been fully paid for, and Seller shall cause to be discharged all mechanics' and materialmen's liens arising from any labor or materials furnished to the Real Property by or at the request of Seller prior to the Close of Escrow;

          (e) No Other Documents.  The documents delivered by Seller to Buyer
              ------------------
pursuant to Paragraph 7(a)(ii) above and the documents made available to Buyer for inspection at Seller's offices are all of the material documents known by Seller to exist relative to the leasing, use, ownership and maintenance of the Property;

          (f) Hazardous Wastes.  To Seller's actual knowledge, there is no
              ----------------
asbestos or materials containing asbestos incorporated into any of the Improvements and the Property is not in violation of any federal, state or local law, ordinance or regulation relating to Hazardous Materials including, but not limited to, soil and groundwater conditions. For purposes of this subparagraph, the term Hazardous Materials shall include, but not be limited to, asbestos, petroleum and any petroleum by-products, urea formaldehyde, foam insulation, polychlorinated biphenyls, and any other substance which is a "Hazardous Substance" under California Health and Safety Code Section 25316 and in the regulations adopted and publications promulgated pursuant to said statute and any amendments thereto;

          (g) Structural, Mechanical and Electrical Defects.  To Seller's actual
              ---------------------------------------------
knowledge and except for items expressly disclosed in the Documents and Materials, there are no physical or mechanical defects or deficiencies in the condition of the Real Property, including, but not limited to, the roofs, exterior walls or structural components of the Improvements and the heating, air conditioning, plumbing, ventilating, utility, sprinkler and other mechanical and electrical systems, apparatus and appliances located on the Real Property or in the Improvements and all such items are in good operating condition and repair;

          (h) FIRPTA; California Withholding.  Seller is not a foreign person
              ------------------------------
within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, and Seller will furnish the Firpta Certificate to Buyer prior to the Close of Escrow in accordance with the terms and provisions of Paragraph 8(i) hereof. Seller is a resident of or has a permanent place of business in California and no withholding of any portion of the Purchase Price is necessary under California law relative to Seller being a non-resident of California;

          (i) Hart-Scott-Rodino.  For purposes of the Hart-Scott-Rodino
              -----------------
Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder, neither Seller, nor any entity which controls Seller (i.e., the "ultimate parent entity" of Seller), has total assets or annual net
-----
sales of $100 million or more;

          (j) Representations and Warranties at Closing.  Seller shall promptly
              -----------------------------------------
notify Buyer of any change in any condition with respect to the Property or of any event or circumstance which makes any representation or warranty of Seller to Buyer under this Agreement materially untrue or misleading. Subject to the terms of Paragraph 23(a) of this Agreement, the representations and warranties of Seller set forth in this Agreement shall be deemed to be remade and restated by Seller on and as of the Close of Escrow but shall be modified to the extent that Seller has provided written notice to Buyer of any changes.

          15.  Buyer's Representations and Warranties.  In consideration of
               --------------------------------------
Seller entering into this Agreement and as an inducement to Seller to sell the Property to Buyer, Buyer makes the following covenants, representations and warranties, each of which is material and is being relied upon by Seller.


          (a) Representation Regarding Buyer's Authority
              ------------------------------------------

          (i) Buyer has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated hereby;

          (ii) All requisite action (corporate, trust, partnership or otherwise) has been taken by Buyer in connection with the entering into this Agreement, the instruments referenced herein, and the consummation of the transaction contemplated hereby. No consent of any partner, shareholder, trustee, trustor, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party is required; and

          (iii) The individuals executing this Agreement and the instruments referenced herein on behalf of Buyer and the partners of Buyer, if any, have the legal power, right, and actual authority to bind Buyer to the terms and conditions hereof and thereof.


          (b) Disclaimer.  Prior to entering into this Agreement and during
              ----------
     the Due Diligence Period, Buyer shall have had ample opportunity to review all information concerning the Property and to conduct such other independent investigations as Buyer requires to determine that it is prepared to complete purchase of the Property on the terms and conditions herein stated. Buyer acknowledges that the Documents and Materials provided by Seller which are prepared by third party consultants are (a) provided without representation or warranty by Seller as to quality, accuracy or completeness; and (b) are provided by Seller to Buyer as a convenience only, and Buyer shall conduct such independent investigations, studies and reports as Buyer may reasonably require in deciding whether to purchase the Property. Buyer acknowledges that, except as specifically set forth in this Agreement, Seller, its officers, agents, employees and representatives are making no representations or warranties as to the physical condition of the Property or Improvements or in connection with any matter, report or information relating to the Property's condition, value, fitness, use, income or expense projections or zoning upon which Buyer has relied either directly or indirectly. Further, except as specifically set forth in this Agreement, Seller makes no representation or warranty as to any operative or proposed governmental laws and regulations (including, but not limited to, ADA, zoning, environmental and land use laws and regulations) to which the Property may be subject. Buyer acknowledges that the purchase of the Property will be on the basis of Buyer's own investigation of (i) the physical condition of the Property, including subsurface conditions, and the Improvements, and (ii) the operative or proposed governmental laws and regulations affecting or applicable to the Property. Buyer acknowledges that, except as expressly set forth in this Agreement, it is purchasing the Property "AS-IS, WITH ALL FAULTS" and Buyer is not relying upon any statements, representations or warranties by Seller or any of its agents or representatives regarding the Property's suitability for Buyer's intended purpose.


          16.  Remedies.
               --------

          (a) LIQUIDATED DAMAGES. IF BUYER BREACHES A MATERIAL OBLIGATION UNDER
              ------------------
THIS AGREEMENT AND THE CLOSE OF ESCROW FAILS TO OCCUR BY REASON OF SUCH BREACH, THE DAMAGES THAT SELLER WILL INCUR BY REASON THEREOF ARE AND WILL BE IMPRACTICAL AND EXTREMELY DIFFICULT TO ESTABLISH. BUYER AND SELLER, IN A REASONABLE EFFORT TO ASCERTAIN WHAT SELLER'S DAMAGES WOULD BE IN THE EVENT OF SUCH A DEFAULT BY BUYER, HAVE AGREED BY PLACING THEIR INITIALS BELOW, THAT THE DEPOSIT SHALL BE DEEMED TO CONSTITUTE A REASONABLE ESTIMATE OF SELLER'S DAMAGES UNDER THE PROVISIONS OF CALIFORNIA CIVIL CODE (S) 1671. IN THE EVENT OF SUCH BREACH BY BUYER, THE DEPOSIT SHALL BE DELIVERED TO SELLER WITHOUT THE NECESSITY OF AN INSTRUCTION BY BUYER, AND RETAINED BY SELLER AS LIQUIDATED DAMAGES, WHICH DAMAGES SHALL BE SELLER'S SOLE AND EXCLUSIVE REMEDY AT LAW OR IN EQUITY IN THE EVENT OF AND FOR SUCH DEFAULT BY BUYER.

          WITHOUT LIMITING THE FOREGOING PROVISIONS OF THIS PARAGRAPH, SELLER WAIVES ANY AND ALL RIGHTS WHICH SELLER OTHERWISE WOULD HAVE HAD UNDER CALIFORNIA CIVIL CODE SECTION 3389 TO SPECIFICALLY ENFORCE THIS AGREEMENT. SUBJECT TO THE TERMS OF PARAGRAPH 7(C) OF THIS AGREEMENT, IF THE CLOSE OF ESCROW FAILS TO OCCUR FOR ANY REASON OTHER

THAN BUYER'S DEFAULT UNDER THIS AGREEMENT, THEN ESCROW HOLDER SHALL RETURN TO BUYER THE DEPOSIT, TOGETHER WITH ALL INTEREST ACCRUED THEREON. SELLER AND BUYER ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THE PROVISIONS OF THIS PARAGRAPH 16 AND BY THEIR INITIALS IMMEDIATELY BELOW AGREE TO BE BOUND BY ITS TERMS.


        Seller's Initials                       Buyer's Initials
             T.C.P                                  J.C.H.
        -----------------                       ----------------


          (b) Buyer's Remedies.  Buyer and Seller hereby agree that, if the sale
              ----------------
contemplated by this Agreement is not completed as herein provided by reason of any default of Seller hereunder, then in addition to the return of the Deposit and all interest accrued thereon, Buyer shall be entitled to pursue any remedy available under this Agreement or available at law or in equity, including, without limitation, the right to specifically enforce this Agreement.

          (c) Termination of Escrow.  Notwithstanding anything in this Agreement
              ---------------------
to the contrary, if either party hereto wrongfully refuses to cause Escrow Holder to cancel the Escrow, the other party shall be entitled to recover all costs and expenses, including actual attorneys' fees incurred by the party seeking to enforce its rights under this Paragraph 16. Further, Seller shall be entitled to recover all costs and expenses, including actual attorneys' fees and consequential damages, if any, which may be incurred by Seller, after the closing date by reason of the cloud on title to the property which results directly from Buyer's wrongful failure to cancel the Escrow and this Agreement.. In addition, the terms of this Paragraph 16 shall not apply to nor limit the liability of Buyer under Section 7(a)(iii) of this Agreement.

          17.  Damage or Condemnation Prior to Closing.  Seller shall promptly
               ---------------------------------------
notify Buyer of any casualty to the Property or any condemnation proceeding commenced prior to the Close of Escrow. If any such damage or proceeding relates to or may result in the loss of any material portion of the Property, Seller or Buyer may, in their sole and absolute discretion, elect either to:
(i) terminate this Agreement, in which event all funds deposited into Escrow by Buyer shall be returned to Buyer and neither party shall have any further rights or obligations hereunder, or (ii) continue the Agreement in effect, in which event upon the Close of Escrow, Buyer shall be entitled to any compensation, awards, or other payments or relief resulting from such casualty or condemnation proceeding relating to the Property and there shall be no adjustment to the Purchase Price.

          18.  Notices.  All notices or other communications required or
               -------
permitted hereunder shall be in writing, and shall be personally delivered, sent by overnight mail (Federal Express or the like) or sent by registered or certified mail, postage prepaid, return receipt requested, telegraphed, delivered or sent by telex, telecopy, facsimile, fax or cable and shall be deemed received upon the earlier of (i) if personally delivered, the date of delivery to the address of the person to receive such notice, (ii) if sent by overnight mail, the business day following its deposit in such overnight mail facility, (iii) if mailed, four (4) business days after the date of posting by the United States post office, or (iv) if given by telex, telecopy, facsimile or fax, when sent. Any notice, request, demand, direction or other communication sent by cable, telex, telecopy, facsimile or fax must be confirmed within forty-eight (48) hours by letter mailed or delivered in accordance with the foregoing.

          To Buyer:           Kilroy Realty, L.P.
                              c/o Kilroy Realty Corporation
                              2250 East Imperial Highway, Suite 1200
                              El Segundo, California  90245
                              Attention:    Jeff C. Hawken
                              Phone No.     (213) 772-1193
                              Fax No.       (310) 322-5981

          With a copy to:     Allen, Matkins, Leck, Gamble & Mallory LLP
                              18400 Von Karman, Suite 400
                              Irvine, California  92612
                              Attention:    R. Michael Joyce, Esq.
                              Phone No.     (714) 553-1313
                              Fax No.       (714) 553-8354

          To Seller:          The Betty L. Hutton Title Holding Company
                              101 West Anapamu, Suite C
                              Santa Barbara, California  93101
                              Attention:    Thomas C. Parker
                              Phone No.     (805) 957-4740
                              Fax No.       (805) 957-4743

          With a copy to:     Rutan & Tucker, LLP
                              611 Anton Boulevard, Suite 1400
                              Costa Mesa, California  92628-1950
                              Attention:    Marcia A. Forsyth, Esq.
                              Phone No.     (714) 641-5000
                              Fax No.       (714) 546-9035

          To Escrow Holder:   First American Title Insurance Company
                              114 East Fifth Street
                              Santa Ana, California  92701
                              Attention:    Judy Moore
                              Phone No.     (714) 647-4466
                              Fax No.       (714) 647-2235

Notice of change of address shall be given by written notice in the manner detailed in this Paragraph. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to constitute receipt of the notice, demand, request or communication sent.


          19. Brokers.  Upon the Close of Escrow, Seller shall pay a real
              -------
estate brokerage commission to Voit Commercial Brokerage with respect to this transaction in accordance with Seller's separate agreement with said broker and Seller hereby agrees to indemnify, protect, defend (with counsel chosen by Buyer) and hold Buyer free and harmless from and against any and all commissions or other claims such broker may assert in connection with the parties entering into, or consummating the transactions contemplated by, this Agreement. If any additional claims for broker's or finders' fees or commissions for the consummation of this Agreement arise, then Buyer hereby agrees to indemnify, protect, save harmless and defend Seller from and against such claims if they are based upon any statement, representation or agreement made by Buyer, and Seller hereby agrees to indemnify, protect, save harmless and defend Buyer from and against such claims if they are based upon any statement, representation or agreement made by Seller.

          20. Legal Fees.  In the event of the bringing of any action or suit
              ----------
by a party hereto against another party hereunder by reason of any breach of any of the covenants or agreements or any inaccuracies in any of the representations and warranties on the part of the other party arising out of this Agreement, then in that event, the prevailing party in such action or dispute, whether by final judgment or out of court settlement, shall be entitled to have and recover of and from the other party all costs and expenses of suit, including actual attorneys' fees. Any judgment or order entered in any final judgment shall contain a specific provision providing for the recovery of all costs and expenses of suit, including actual attorneys' fees (collectively "Costs") incurred in enforcing, perfecting and executing such judgment. For the purposes of this paragraph, Costs shall include, without limitation, attorneys' fees, costs and expenses incurred in (i) postjudgment motions, (ii) contempt proceeding, (iii) garnishment, levy, and debtor and third party examination,
(iv) discovery, and (v) bankruptcy litigation.

          21. Assignment. Seller may not assign, transfer or convey its rights
              ----------
or obligations under this Agreement without the prior written consent of Buyer, and then only if Seller's assignee assumes in writing all of Seller's obligations hereunder; provided, however, Seller shall in no event be released from its obligations hereunder by reason of such assignment. Buyer, without being relieved of liability hereunder and without obtaining Seller's consent, shall have the right to assign its rights and obligations hereunder or to nominate another person or entity in whom title to the Property shall vest provided that Metropolitan has issued written approval of the assumption of the Met Loan by the proposed assignee, and the proposed assignee has assumed in writing, for the benefit of Seller, all of Buyer's obligations hereunder.

          22. Indemnification. Seller hereby agrees to indemnify, protect,
              ---------------
defend (with counsel chosen by Buyer) and hold harmless Buyer, from and against any and all obligations, liabilities, claims, liens, encumbrances, losses, damages, costs and expenses, including without limitation, attorneys' fees, incurred by Buyer relating to the Property and arising or accruing from acts, occurrences or matters that take place on or before the Close of Escrow.

          23. Miscellaneous.
              -------------

          (a) Survival of Covenants.  The covenants, representations and
              ---------------------
warranties of both Buyer and Seller set forth in this Agreement, except for Seller's representation contained in Subparagraph 14(g) hereof, shall survive the recordation of the Grant Deed and the Close of Escrow for a period of twelve
(12) months. Seller's representation contained in Subparagraph 13(g) hereof shall be deemed to have merged into the Grant Deed as of the Close of Escrow.

          (b) Required Actions of Buyer and Seller.  Buyer and Seller agree to
              ------------------------------------
execute such instruments and documents as may be reasonably required in order to consummate the purchase and sale herein contemplated.

          (c) Computation of Time Periods.  If the date upon which the
              ---------------------------
Contingency Period expires, the Closing Date or any other date or time period provided for in this Agreement is or ends on a Saturday, Sunday or federal, state or legal holiday, then such date shall automatically be extended until 5 p.m. Pacific Time of the next day which is not a Saturday, Sunday or federal, state or legal holiday.

          (d) Counterparts.  This Agreement may be executed in multiple
              ------------
counterparts, each of which shall be deemed an original, but all of which, together, shall constitute but one and the same instrument. In addition, executed counterparts may be delivered by facsimile transmission with the same force and effect as delivery of an original executed counterpart.

          (e) Captions.  Any captions to, or headings of, the paragraphs or
              --------
subparagraphs of this Agreement are solely for the convenience of the parties hereto, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof.

          (f) No Obligations to Third Parties.  Except as otherwise expressly
              -------------------------------
provided herein, the execution and delivery of this Agreement shall not be deemed to confer any rights upon, nor obligate any of the parties hereto, to any person or entity other than the parties hereto.

          (g) Exhibits.  The Exhibits attached hereto are hereby
              --------
incorporated herein by this reference for all purposes.

          (h) Amendment to this Agreement.  The terms of this Agreement may not
              ---------------------------
be modified or amended except by an instrument in writing executed by each of the parties hereto.

          (i) Waiver.  The waiver or failure to enforce any provision of this
              ------
Agreement shall not operate as a waiver of any future breach of any such provision or any other provision hereof.

          (j) Applicable Law.  This Agreement shall be governed by and construed
              --------------
in accordance with the laws of the State of California.

          (k) Fees and Other Expenses.  Except as otherwise provided herein,
              -----------------------
each of the parties hereto shall pay its own fees and expenses in connection with this Agreement.

          (l) Entire Agreement.  This Agreement supersedes any prior agreements,
              ----------------
negotiations and communications, oral or written, and contains the entire agreement between Buyer and Seller as to the subject matter hereof. No subsequent agreement, representation, or promise made by either party hereto, or by or to an employee, officer, agent or representative of either party hereto shall be of any effect unless it is in writing and executed by the party to be bound thereby.

          (m) Successors and Assigns.  Subject to the restrictions set forth in
              ----------------------
Paragraph 21 hereof, this Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto.

          (n) Construction.  The parties hereto hereby acknowledge and agree
              ------------
that (i) each party hereto is of equal bargaining strength, (ii) each such party has actively participated in the drafting, preparation and negotiation of this Agreement, (iii) each such party has consulted with such party's own, independent counsel, and such other professional advisors as such party has deemed appropriate, relative to any and all matters contemplated under this Agreement, (iv) each such party and such party's counsel and advisors have reviewed this Agreement, (v) each such party has agreed to enter into this Agreement following such review and the rendering of such advice, and (vi) any rule of construction to the effect that ambiguities are to be resolved against the drafting parties shall not apply in the interpretation of this Agreement, or any portions hereof, or any amendments hereto.

          24. Election to Postpone Closing. If the Close of Escrow would
              ----------------------------
otherwise occur between the first (1st) and tenth (10th) day of any calendar month, Seller may elect, in its reasonable discretion, to postpone the Close of Escrow to the eleventh (11th) day of such month in order to provide Seller with an opportunity to collect all Rentals that were due within such ten-day period. Seller may make such election by providing written notice thereof to Buyer no later than seven (7) business days prior to the then scheduled Closing Date.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.


     "Buyer"                  KILROY REALTY, L.P.,
                              a Delaware limited partnership


                              By: /s/ Jeffrey C. Hawken
                                 --------------------------------------------

                                 Name: Jeffrey C. Hawken
                                      ---------------------------------------

                                 Title: Exec. Vice-President and
                                        Chief Operating Officer
                                       --------------------------------------


     "Seller" MISSION SQUARE PARTNERSHIP, a California general partnership


                              By: The Betty L. Hutton Title Holding Company,
                                  Inc., (formerly known as The Betty L. Hutton
                                  Company),
                                  its general partner


                              By: /s/ Thomas C. Parker
                                 --------------------------------------------

                                 Name: Thomas C. Parker
                                      ---------------------------------------

                                 Title: Chief Executive Officer
                                       --------------------------------------


                              By: BB&K Mission Square Partners, a California
                                  general partnership,
                                  its general partner


                              By:  /s/ Gregory L. Hardke
                                 --------------------------------------------

                                 Name:  Gregory L. Hardke
                                      ---------------------------------------

                                 Title:  Managing Partner
                                       --------------------------------------

                              By:  /s/ John D. Wahlin
                                 --------------------------------------------

                                 Name:  John D. Wahlin
                                      ---------------------------------------

                                 Title:  Managing Partner
                                       --------------------------------------


Acceptance by Escrow Holder:
---------------------------

          First American Title Insurance Company hereby acknowledges that it has received a fully executed original or original executed counterparts of the foregoing Agreement of Purchase and Sale and Joint Escrow Instructions and agrees to act as Escrow Holder thereunder and to be bound by and strictly perform the terms thereof as such terms apply to Escrow Holder.


Dated:__________________, 1997  FIRST AMERICAN TITLE INSURANCE COMPANY


                                By:__________________________________________
                                   Its Authorized Agent

                         LEGAL DESCRIPTION OF THE LAND
                         -----------------------------



                           [To Be Supplied by Seller]




                                  EXHIBIT "A"
                                  -----------

                                   RENT ROLL
                                   ---------



                           [To Be Supplied by Seller]


                                  EXHIBIT "B"
                                  -----------

WHEN RECORDED MAIL TO AND
MAIL TAX STATEMENTS TO:

KILROY REALTY, L.P.
c/o Kilroy Realty Corporation
2250 East Imperial Highway, Suite 1200
El Segundo, California  90245



================================================================================
                                           (Above Space for Recorder's Use Only)


                                   GRANT DEED
                                   ----------


The undersigned grantor declares:

Documentary Transfer Tax not shown pursuant to Section 11932 of the Revenue and Taxation Code, as amended

County of ___________________


          FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, __________________________________________, a ________________________, hereby
GRANTS to ____________________________________________, a ___________________,
that certain real property in the City of _______________, County of ______________, State of California, which is more particularly described on Exhibit "1" which is attached hereto.
-----------

          IN WITNESS WHEREOF, the parties hereto have caused this Grant Deed to be executed as of the _____ day of _____________, 199__.


                              _________________________________________________

                              _________________________________________________


                              By:______________________________________________

                                 Print Name:___________________________________

                                 Print Title:__________________________________


                              By:______________________________________________

                                 Print Name:___________________________________

                                 Print Title:__________________________________



                      [ATTACH APPROPRIATE ACKNOWLEDGMENTS]



                                  EXHIBIT "C"
                                  -----------

                     DESCRIPTION OF REAL PROPERTY CONVEYED
                     -------------------------------------


                                [To Be Supplied]




                                  EXHIBIT "l"
                                  -----------

Document No. _______________________

Recorded ____________________, 199___


          STATEMENT OF TAX DUE AND REQUEST THAT TAX DECLARATION NOT BE MADE A PART OF THE PERMANENT RECORD IN THE OFFICE OF THE COUNTY RECORDER (PURSUANT TO SECTION 11932 OF THE CALIFORNIA REVENUE AND TAXATION
          CODE)


TO:       Recorder
          County of _________________


          Request is hereby made in accordance with the provisions of the Documentary Transfer Tax Act that the amount of the tax due not be shown on the original document which names:


Grantor:  ______________________________, a __________________________________


Grantee:  ______________________________, a __________________________________


          The property described in the accompanying document is located in the City of _____________, County of ___________________.


The amount of tax due on the accompanying document is $________________.


________  Computed on full value of property conveyed.

________ Or Computed on full value, less liens and encumbrances remaining at the time of sale.



                              _______________________________________________
                              (Signature of Declarant or Agent)


                              _______________________________________________
                              (Firm Name)


Note: After the permanent record is made, this form will be affixed to the conveying document and returned with it.

TENANT:__________________________

DATE OF LEASE:___________________

AMENDED:_________________________

PREMISES:________________________



                              ESTOPPEL CERTIFICATE
                              --------------------

To:

_______________________

_______________________

_______________________

_______________________


          Re:  Lease dated _________________, 19__ between

          ________________________________________________

          and_____________________________________________


          The undersigned hereby certifies to _________________________ ("Buyer") as follows:


          1. The undersigned is the "Tenant" under the above-referenced lease ("Lease") covering the above-referenced Premises ("Premises"). A true, correct and complete copy of the Lease (including all addenda, riders, amendments, modifications and supplements thereto) is attached as Exhibit "1".
                                                      -----------

          2. The Lease constitutes the entire agreement between landlord under the Lease ("Landlord") and Tenant with respect to the Premises and the Lease has not been modified, changed, altered or amended in any respect except as set forth above.

          3. The term of the Lease commenced on _______________, 19__, and, including any presently exercised option or renewal term, will expire on ____________________. Tenant has accepted possession of the Premises and is the actual occupant in possession and has not sublet, assigned or hypothecated all or any portion of Tenant's leasehold interest. All improvements to be constructed on the Property by Landlord have been completed and accepted by Tenant and any tenant construction allowances have been paid in full.

          4. As of the date of this Estoppel Certificate, there exists no breach or default, nor state of facts which, with notice, the passage of time, or both, would result in a breach or default on the part of either Tenant or Landlord. To the best of Tenant's knowledge, no claim, controversy, dispute, quarrel or disagreement exists between Tenant and Landlord.

          5. Tenant is currently obligated to pay annual rental of $____________ in monthly installments of $___________ per month and monthly installments of annual rental have been paid through _________________, 19__. Tenant is obligated to pay monthly installments of common area maintenance charges in the amount of $____________. No other rent has been paid in advance and Tenant has no claim or defense against Landlord under the Lease and is asserting no offsets or credits against either the rent or Landlord. Tenant has no claim against Landlord for any security deposit or other deposits except $___________ which was paid pursuant to the Lease.

          6. Tenant has no option or preferential right to purchase all or any part of the Premises (or the real property of which the Premises are a part) nor any right or interest with respect to the Premises other than as Tenant under the Lease.

          7. Tenant has no option, right of first offer or right of first refusal to lease or occupy any other space within the property of which the Premises are a part, except ___________________________ [IF NONE, LEAVE BLANK]. Tenant has no right to renew or extend the terms of the Lease except ___________ ________________________________[IF NONE, LEAVE BLANK].

          8. Tenant has no preferential right to parking spaces or storage area except __________________________________________________________________ [IF
NONE, LEAVE BLANK].

                                  EXHIBIT "D"
                                  -----------

          9. Tenant has made no agreement with Landlord or any agent, representative or employee of Landlord concerning free rent, partial rent, rebate of rental payments or any other type of rental or other concession except as expressly set forth in the Lease.

          10. There has not been filed by or against Tenant a petition in bankruptcy, voluntary or otherwise, any assignment for the benefit of creditors, any petition seeking reorganization or arrangement under the bankruptcy laws of the United States, or any state thereof, or any other action brought under said bankruptcy laws with respect to Tenant.

          11. All insurance required of Tenant by the Lease has been provided by Tenant and all premiums have been paid.

          12. The Premises contains approximately __________ square feet of rentable area.

          This Estoppel Certificate is made to Buyer in connection with the prospective purchase by Buyer, or Buyer's assignee, of the property containing the Premises. This Estoppel Certificate may be relied on by Buyer and any other party who acquires an interest in the Premises in connection with such purchase or any person or entity which may finance such purchase.

          Dated this _____ day of _________________, 19__.



                              _________________________________________________

                              By:______________________________________________

                                 Its:__________________________________________
                                                        "TENANT"


                         [Attach Lease as Exhibit "1"]
                                          -----------

                               PERSONAL PROPERTY



                                  EXHIBIT "E"
                                  -----------

                            TENANT LEASE ASSIGNMENT
                            -----------------------


          THIS TENANT LEASE ASSIGNMENT ("Assignment") is made this ____ day of _______________, 19__ by and between _______________________________________, a
__________________ ("Assignor"), and ________________________________________, a
__________________ ("Assignee").


                              W I T N E S S E T H:
                              - - - - - - - - - -


          A. Assignor and Assignee entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions, dated as of _________________, 19__ ("Agreement"), respecting the sale of the "Property" (as defined in the Agreement).

          B. Under the Agreement, Assignor is obligated to assign to Assignee any and all of Assignor's right, title and interest in and to all leases, licenses, rental agreements or occupancy agreements relative to the real property ("Real Property") described in Exhibit "1" attached hereto, together
                                        -----------
with all rents, issues and profits thereunder (collectively, the "Tenant Leases") and all security deposits, prepaid rentals, cleaning fees and other deposits, plus any interest accrued thereon (which is payable to the tenant), paid by tenants of the Real Property to Assignor or any other person ("Tenant Deposits"), which Tenant Leases and Tenant Deposits are set forth on Exhibit "2"
                                                                     -----------
attached hereto.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. Assignor hereby assigns, sells, transfers, sets over and delivers unto Assignee all of Assignor's estate, right, title and interest in and to the Tenant Leases and the Tenant Deposits and Assignee hereby accepts such assignment.

          2. Assignor covenants, warrants and represents to Assignee that, (i) except as shown on Exhibit "2", the Tenant Leases have not been modified,
                   -----------
amended or altered in writing or otherwise, and no concessions, abatements or adjustments have been granted to tenants under the Tenant Leases, and (ii) Assignor has not assigned to any other person or entity the Tenant Leases or Tenant Deposits and Assignor shall indemnify, protect, defend (with counsel chosen by Assignee) and hold harmless Assignee from and against any and all such claims of prior assignment. Such covenants, warranties and representations shall survive the execution and delivery of this Assignment.

          3. Assignee hereby assumes the performance of all of the terms, covenants and conditions imposed upon Assignor as landlord under the Tenant Leases accruing or arising on or after the "Close of Escrow" (as defined in the Agreement).

          4. Assignor hereby agrees to indemnify, protect, defend (with counsel chosen by Assignee) and hold harmless Assignee, Assignee's agents and Assignee's and their successors and assigns from and against any and all claims, losses, liabilities and expenses, including reasonable attorneys' fees, suffered or incurred by Assignee by reason of any breach by Assignor prior to the Close of Escrow, of any of Assignor's obligations under the Tenant Leases or with respect to the Tenant Deposits.

          5. Assignee hereby agrees to indemnify, protect, defend (with counsel chosen by Assignor) and hold harmless Assignor, Assignor's agents and Assignor's and their successors and assigns from and against any and all claims, losses, liabilities and expenses, including reasonable attorneys' fees, suffered or incurred by Assignor by reason of any breach by Assignee from and after the Close of Escrow, of any of Assignee's obligations under the Tenant Leases or with respect to the Tenant Deposits.

          6. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees.

          7. This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

                                  EXHIBIT "F"
                                  -----------

          8. This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto.

          9. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of California.

          IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment as of the day and year first written above.


     "Assignor"                     ___________________________________________

                                    ___________________________________________

                                    ___________________________________________


     "Assignee"                     ___________________________________________

                                    ___________________________________________



                                    By:________________________________________

                                       Its:____________________________________


                [Attach Real Property Description as Exhibit "1"
                                                     -----------
          and Schedule of Leases and Security Deposits as Exhibit "2"]
                                                          -----------

                                   ASSIGNMENT
                                       OF
                       CONTRACTS AND ASSUMPTION AGREEMENT
                       ----------------------------------


          THIS ASSIGNMENT OF CONTRACTS AND ASSUMPTION AGREEMENT ("Assignment"), is made as of the ____ day of _______________, 19__ by and between _______________________________________, a __________________ ("Assignor"), and
________________________________________, a __________________ ("Assignee").


                              W I T N E S S E T H:
                              - - - - - - - - - -


          A. Assignor and Assignee entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions, dated ________________, 19__, ("Agreement"), for the purchase and sale of certain real property ("Property") more particularly described in the Agreement.

          B. This Assignment is being made pursuant to the terms of the Agreement for the purpose of assigning to Assignee all of Assignor's right, title and interest in and to those certain contracts, warranties and guaranties, together with all supplements, amendments and modifications thereto approved by Buyer pursuant to the Agreement (collectively, the "Contracts"). The Contracts are more particularly described in Exhibit "1" attached hereto.
                                   -----------

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. Assignor hereby grants, assigns, transfers, conveys and delivers to Assignee the Contracts and all of Assignor's right, title, interest, benefits and privileges thereunder, and Assignee hereby accepts such Assignment.

          2. Assignee hereby agrees to indemnify, protect, defend (with counsel chosen by Assignor) and hold harmless Assignor, Assignor's agents and Assignor's and their successors and assigns from and against any and all claims, losses, liabilities and expenses, including reasonable attorneys' fees, suffered or incurred by Assignor by reason of any breach by Assignee from and after the Close of Escrow (as defined in the Agreement) of any of Assignee's obligations under the Contracts.

          3. Assignor hereby agrees to indemnify, protect, defend (with counsel chosen by Assignee) and hold harmless Assignee, Assignee's agents and Assignee's and their successors and assigns from and against any and all claims, losses, liabilities and expenses, including reasonable attorneys' fees, suffered or incurred by Assignee by reason of any breach by Assignor prior to the Close of Escrow of any of Assignor's obligations under the Contracts.

          4. By acceptance of this Assignment, Assignee hereby assumes and agrees to perform and to be bound by all of the terms, covenants, conditions and obligations imposed upon or assumed by Assignor under the Contracts. Said assumption shall have application only to those obligations under the Contracts first accruing or arising on or after the Close of Escrow and shall have no application to obligations accruing or arising prior to said date.

          5. This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

          6. This Assignment shall be binding upon and inure to the benefit of the successors, assigns, personal representatives, heirs and legatees of the respective parties hereto.

          7. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees.


                                  EXHIBIT "G"
                                  -----------

          8. This Assignment shall be governed by, interpreted under, and construed in accordance with the laws of the State of California.


          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.


     "Assignor"               _________________________________________________

                              _________________________________________________

                              _________________________________________________


     "Assignee"               _________________________________________________

                              _________________________________________________


                              By:______________________________________________

                                 Its:__________________________________________



                         [Attach Schedule of Contracts
                                as Exhibit "1"]
                                   -----------

                                  BILL OF SALE
                                  ------------


          THIS BILL OF SALE ("Bill of Sale") is made this _____ day of _____________, 19__ by MISSION SQUARE PARTNERS, a California general partnership ("Seller"), in favor of KILROY REALTY, L.P., a Delaware limited partnership ("Buyer").


                              W I T N E S S E T H:
                              - - - - - - - - - -


          A. Seller and Buyer entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated as of ______________________, 19__ ("Agreement") respecting the sale of certain "Property" (as defined in the Agreement).

          B. Under the Agreement, Seller is obligated to transfer to Buyer any and all of Seller's right, title and interest in and to all equipment, appliances, tools, machinery, supplies, building materials and other personal property of every kind and character owned by Seller and attached to, appurtenant to, located in or used in connection with the operation of the "Improvements" (as defined in the Agreement) (collectively, the "Personal Property").

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller does hereby absolutely and unconditionally give, grant, bargain, sell, transfer, set over, assign, convey, release, confirm and deliver to Buyer all of the Personal Property, including, without limitation, those certain items of personal property described on Exhibit "1" attached hereto.
-----------

          1. Seller hereby represents and warrants to Buyer that: (i) the Personal Property has been paid for and is not subject to any liens, encumbrances or claims of any kind, such warranty and representation shall survive the execution and delivery of this Bill of Sale and Buyer's subsequent transfer of any of the Personal Property.

          2. Seller warrants, and hereby covenants, at Seller's sole cost and expense, to defend Buyer's title to the Personal Property against all lawful claims and demands of all persons or entities whomsoever which may now exist or which may have accrued as of the "Close of Escrow" (as defined in the Agreement). Seller hereby agrees to indemnify, protect, defend (with counsel chosen by Buyer) and hold Buyer free and harmless from and against any and all liabilities, obligations, damages, causes of action, judgments, costs and expenses (including reasonable attorneys' fees) which Buyer may incur or suffer in connection with any breach by Seller of the preceding warranty and covenant.

          3. This Bill of Sale shall be binding upon and inure to the benefit of the successors, assigns, personal representatives, heirs and legatees of Buyer and Seller.


                                  EXHIBIT "H"
                                  -----------

          4. This Bill of Sale shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of California.

          IN WITNESS WHEREOF, Seller has executed and delivered this Bill of Sale as of the date first written above.


     "Seller" MISSION SQUARE PARTNERSHIP, a California general partnership

                              By: The Betty L. Hutton Title Holding Company,
                                  Inc., (formerly known as The Betty L. Hutton
                                  Company),
                                  its general partner


                                  By:________________________________________

                                     Name:___________________________________

                                     Title:__________________________________


                              By: BB&K Mission Square Partners, a California
                                  general partnership,
                                  its general partner

                                  By:________________________________________

                                     Name:___________________________________

                                     Title:__________________________________


                                  By:________________________________________

                                     Name:___________________________________

                                     Title:__________________________________




                    [Attach Description of Personal Property
                                as Exhibit "1"]
                                   -----------

                TRANSFEROR'S CERTIFICATION OF NON-FOREIGN STATUS
                ------------------------------------------------



          To inform ___________________________________________, a _____________
(the "Transferee") that withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended ("Code") will not be required upon the transfer by _________________________________________, a ______________________
("Transferor") of certain interests in real property to the Transferee, the undersigned hereby certifies the following on behalf of the Transferor:

          1. The Transferor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder); and

          2. The Transferor's U.S. employer or tax (social security) identification number is ________________________.

          The Transferor understands that this Certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

          Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Transferor.


     "TRANSFEROR"                 ____________________________________________

                                  ____________________________________________

                                  ____________________________________________


Dated:  ___________________, 19__


                                  EXHIBIT "I"
                                  -----------

                          GENERAL ASSIGNMENT AGREEMENT
                          ----------------------------



          THIS GENERAL ASSIGNMENT AGREEMENT ("Assignment"), is made as of the _____ day of _______________, 199__, by and among _____________________________, a _____________________ ("Assignor") and ______________________________
("Assignee").


                             W I T N E S S E T H :
                             - - - - - - - - - -


          Assignor is the owner of that certain land (the "Land") located in the City of ______________, County of ______________, State of California more particularly described in Exhibit "A" attached hereto, and all rights,
                          -----------
privileges and easements appurtenant to the Land (the "Appurtenances"), and all buildings and other improvements thereon (the "Improvements"). The Land, the Appurtenances and the Improvements are hereinafter referred to collectively as the "Real Property." The Real Property is being conveyed by Assignor to Assignee pursuant to a grant, bargain and sale deed ("Grant Deed") of on or about even date herewith, pursuant to that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated ______________, 1997 (the "Agreement").

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. Assignor hereby grants, assigns, transfers, conveys and delivers to Assignee all of Assignor's right, title, interest, benefits and privileges in and to the following described property (collectively, the "Rights"):


          (a) All construction, engineering, consulting, architectural and other similar contracts, and any and all amendments and modifications thereto, concerning the design or construction of any or all of the Real Property and all warranties with respect thereto (including all statutory, express and implied warranties);

          (b) All architectural drawings, plans, specifications, soils tests, appraisals, engineering reports and similar materials relating to any or all of the Real Property;

          (c) All payment and performance bonds or guaranties and any and all modifications and extensions thereof relating to the Real Property;

          (d) All governmental entitlements (including, but not limited to, all environmental impact reports, negative declarations, map approvals, conditional use permits, building permits and certificates of occupancy for the Improvements), permissions, environmental clearances, authority to subdivide the Land, rights, licenses and permits which relate to all or any of the Real Property;

          (e) All general intangibles relating to the development or use of the Real Property, including, without limitation, all names under which or by which the Real Property or any portion thereof may at any time be operated or known, all rights to carry on business under any such names or any variant thereof, and all trademarks and goodwill in any way relating to the Real Property;

          (f) All refunds and payments of any kind relating to the construction, operation, occupancy, use and/or disposition of any or all of the Real Property;

          (g) All proceeds and claims arising on account of any damage to or taking of the Real Property or any part thereof, and all causes of action and recoveries for any loss or diminution in the value of the Real Property; and

          (h) All of Assignor's interest in all impounds, accounts [,letters of credit] and other security held by Metropolitan Life Insurance Company in connection with the Met Loan.


          2. Assignee hereby accepts the grant, assignment, transfer, conveyance and delivery of the Rights set forth in Paragraph 1 hereof, effective as of the recordation of the Grant Deed.

          3. All rights are conveyed without representation or warranty, subject to all proprietary interests that may exist with the parties preparing the Rights, and subject to all conditions imposed upon issuance of the Rights.


                                  EXHIBIT "J"
                                  -----------

          4. This Assignment shall be binding upon and inure to the benefit of the successors, assigns, personal representatives, heirs and legatees of the respective parties hereto.

          5. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees.

          6. This Assignment shall be governed by, interpreted under, and enforced and construed in accordance with the laws of the State of California.

          7. This Assignment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the date first hereinabove written.


     "Assignor"                    ___________________________________________

                                   ___________________________________________

                                   ___________________________________________


     "Assignee"                    ___________________________________________

                                   a _________________________________________


                                   By:________________________________________

                                      Its:____________________________________

                       LEGAL DESCRIPTION OF THE PROPERTY
                       ---------------------------------



                                [To Be Provided]



                                EXHIBIT "A" to
                                --------------
                                  EXHIBIT "J"
                                  -----------

                         COPY OF U.S. MARSHALL'S LEASE
                         -----------------------------



                           [To Be Provided by Seller]



                                  EXHIBIT "K"
                                  -----------